                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION


               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  USANA, INC
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                              [logo appears here]

                          3838 West Parkway Boulevard
                        Salt Lake City, Utah 84120-6336
                                 (801) 954-7100

                           NOTICE OF WRITTEN CONSENT

                              DUE BY JUNE 30, 2000

To the Shareholders:

   Attached hereto is a Proxy Statement which solicits the written consent of the shareholders of USANA, Inc., a Utah corporation (the "Company"), to authorize and approve the change of the name of the Company to "USANA Health Sciences, Inc." as described in the attached Proxy Statement.

   Attached to the Proxy Statement as Appendix A is the Shareholder Consent Resolution (the "Consent Resolution"), which provides for authorization and approval of the name change. The procedure for indicating authorization and approval of the name change is described in detail in the attached Proxy Statement.

   Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations Act, once the Company receives the written consents from holders of a majority of the Company's issued and outstanding stock as of May 12, 2000 (the "Record Date"), the Company will deliver such written consents to its registered office in Utah, and the name change shall be deemed to have been approved by the Company's shareholders. No meeting will be held to vote on this corporate action.

   You are requested to fill out, date, sign and return the enclosed Shareholder Consent Resolution Signature Card ("Signature Card"), which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement.

   Your consent is important. Please sign and date the enclosed Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signing and returning the Signature Card is irrevocable once the Company receives it.

                                          By Order of the Board of Directors,

                                          s/ Myron W. Wentz

                                          Myron W. Wentz, Ph.D., Chairman

Salt Lake City, Utah
June 1, 2000

                              [logo appears here]

                          3838 West Parkway Boulevard
                        Salt Lake City, Utah 84120-6336
                                 (801) 954-7100

--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

                      SHARHOLDER ACTION BY WRITTEN CONSENT

   This Proxy Statement has been prepared by the Board of Directors of USANA, Inc., a Utah corporation ("USANA" or the "Company") and is furnished in connection with the solicitation by the Board of Directors of the written consent of the shareholders of the Company to authorize and approve the amendment of the Articles of Incorporation of the Company to change the name of the Company to "USANA Health Sciences, Inc."

   The Company intends to distribute this Proxy Statement and the accompanying materials to its shareholders on or about June 1, 2000. The reasons for the change of name are described in the Proxy Statement. Attached to this Proxy Statement as Appendix A is the Shareholder Consent Resolution ("Consent Resolution"), which provides for the authorization and approval of the name change and the requisite amendment to the Company's Articles of Incorporation to effect the name change. The procedure for indicating your approval of the name change is described in this Proxy Statement.

                              General Information

Voting Rights

   The matter being submitted for shareholder approval is to be acted upon by written consent, without a meeting, rather than by a vote held at a meeting. The holders of the Company's issued and outstanding common stock are entitled to consent in writing to the name change. The execution of the Signature Card by the holders of a majority of the issued and outstanding shares of the Company's common stock is required to authorize the amendment to the Articles of Incorporation and the name change to be effected by that amendment. No dissenters' rights or rights of appraisal are applicable or available in connection with this action.

   Only record holders of shares of the Company's common stock at the close of business May 12, 2000 (the "Record Date") are entitled to execute the Consent Resolution. At the close of business on the Record Date there were 9,723,737 shares of common stock issued and outstanding held by approximately 5,900 shareholders of record. As described in this Proxy Statement, a holder of common stock on the Record Date will be entitled to provide one consent for each share of common stock then registered in such holder's name. The holders of the common stock as of the Record Date are referred to in this Proxy Statement as the "Shareholders."

Solicitation of Written Consents

   Under Utah law and under the Company's bylaws, any action that may be taken at any meeting of the Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or to take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matter being considered by the Shareholders is being submitted for action by written consent rather than by votes cast at a meeting. The attached Consent Resolution will be effective on the date that the Company receives signed Signature Cards representing the consent of the holders of a majority of the Company's issued and outstanding common stock as of the Record Date.

   Shareholders are requested to indicate approval of and consent to the adoption of the amendment to the Articles of Incorporation changing the name of the Company to "USANA Health Sciences, Inc." by filling out, signing and dating the enclosed Signature Card. Execution of the Signature Card will constitute your approval, as a Shareholder, of the change of name. Shareholders who do not approve and consent to the change of name by execution of the Signature Card will be bound by the Consent Resolution if sufficient written consents are received by the Company on or before June 30, 2000, the date selected by the Company to effect the change (the "Effective Date").

   The Board of Directors requests that each Shareholder complete, execute, date and return the Signature Card to the Company at the address indicated therein. An addressed envelope is enclosed for your convenience. The Consent Resolution Card should be returned as soon as possible for receipt by the Company no later than June 30, 2000.

   The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. Certain of the Company's directors, officers, or employees may also solicit written consents by mail, telephone, telegraph, or personal interview but no additional compensation will be paid to them by the Company for doing so.

Written Consents Irrevocable

   Any Signature Card executed and delivered by a Shareholder shall be deemed by the Company to constitute that Shareholder's approval of and written consent to the adoption of the Consent Resolution. Once the Company (or its agent) receives the executed Signature Card, that consent may not be revoked unless written notice of revocation is received by the Company before the close of business on June 30, 2000.

This Proxy Statement and the enclosed Consent Resolution are being furnished to shareholders on or about June 1, 2000.

         Adoption of the Amendment to the Certificate of Incorporation

   The Board of Directors of the Company has unanimously adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation, which will change the name of the Company to USANA Health Sciences, Inc. The form of the amendment to be included in the Amended and Restated Articles of Incorporation of the Company is included in the Consent Resolution attached as Appendix "A" to this Proxy Statement. The Shareholders are asked to approve this amendment to the Articles of Incorporation. The Board of Directors believes that it is in the Company's best interest to change its corporate name to one that more appropriately reflects the current and intended scientific nature, global expansion and operations of the Company.

   Under Utah law, the change of a corporate name requires an amendment to the Articles of Incorporation of the corporation. Except for certain special circumstances that are not applicable to the action proposed by the Board of Directors of the Company, an amendment to a corporation's Articles of Incorporation under Utah law requires the approval of a majority of the issued and outstanding voting shares of the corporation. Generally such action is taken by a vote conducted at an annual or special meeting of the shareholders of the corporation. Section 16-10a-706 of the Utah Revised Business Corporations Act (the "Utah Law") provides that "any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted." In addition, the Utah Law provides that any action taken in this manner has the same effect as action taken at a meeting of shareholders.

   The consent of a majority of the outstanding shares of the Company's common stock is required to approve the proposed amendment to the Articles of Incorporation.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND THE CHANGE OF NAME OF THE COMPANY.

   The enclosed Shareholder Consent Resolution is furnished for you to indicate your consent with respect to the change of name described in this Proxy Statement. If you wish to consent in accordance with the Board's recommendation, please fill out, sign, date and return the Signature Card in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of the Signature Card will be appreciated.

                                          By Order of the Board of Directors

                                          Myron W. Wentz, Ph.D.
                                          Chairman and Chief Executive Officer

                                  APPENDIX A

                              [logo appears here]

                              CONSENT RESOLUTION
                              OF THE SHAREHOLDERS
                                      OF
                                  USANA, INC.
                              A Utah Corporation

                               (Change of Name)

   Pursuant to Section 16-10a-704 of the Utah Revised Business Corporations
Act, the undersigned, being the holders of            shares of the issued and
outstanding common stock of USANA, Inc. (the "Company"), a Utah corporation, hereby consent to and approve the following corporate action as if it had been taken at a meeting of the shareholders of the Company:

   RESOLVED, that the Articles of Incorporation of the Company be amended and the name of the Corporation changed as follows:

   Article I of the Company's Articles of Incorporation is hereby amended in its entirety to read as follows:

   "The name of the Corporation is "USANA Health Sciences, Inc."

   FURTHER RESOLVED, that the officers of the Corporation are authorized to take all additional actions, and to execute, deliver and cause to be filed, such instruments and documents as may be required by the Utah Revised Business Corporations Act to effect this change of name and that such filing may be in the form of Amended and Restated Articles of Incorporation incorporating all changes to the Articles of Incorporation since the Company's inception, including the change of name amendment described herein.

   Once signed by the holders of at least a majority of the outstanding shares of common stock of the Company, these resolutions shall be delivered to the Company at its principal office in Salt Lake City, Utah. These resolutions are to be included in the Company's corporate records and, as of the Effective Date of June 30, 2000, shall have the same force and effect as an action taken at a meeting of the shareholders of the Company.

                    CONSENT RESOLUTION OF THE SHAREHOLDERS
                                      OF
                                  USANA, INC.
                                SIGNATURE CARD

You are requested to fill out, date, sign and return this Shareholder Consent Resolution Signature Card, which is solicited by the Board of Directors of the Company as described in the accompanying Proxy Statement. Your consent is important. Please sign and date this Signature Card and return it promptly in the enclosed return envelope. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your consent as evidenced by your signature and return of this card is revocable only if written notice of revocation is received by the Company prior to close of business on June 30, 2000, as explained in the Proxy Statement.


1. To approve an amendment to the Company's Articles of Incorporation to change the name to USANA Health Sciences, Inc.

         FOR                AGAINST                 ABSTAIN
         [ ]                  [ ]                     [ ]

THIS WRITTEN CONSENT WHEN PROPERLY EXECUTED WILL BE DEEMED REVOCABLE ONLY IF WRITTEN NOTICE IS RECEIVED BY THE COMPANY BY JUNE 30, 2000. IF NO DIRECTION IS MADE, THIS WRITTEN CONSENT WILL BE CONSIDERED GRANTED IN FAVOR OF PROPOSAL NO. 1 AND THE CHANGE OF CORPORATE NAME.


DATE:
     ----------------------              ---------------------------------------
                                          Signature


                                         ---------------------------------------
                                          Signature of co-tenant holder, if any


PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED, WHEN CO-TENANTS HOLD SHARES, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN
FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE DATE, SIGN AND RETURN THIS WRITTEN CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.